UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

August 21, 2023

Date of Report (Date of Earliest event reported)

SHARING SERVICES GLOBAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55997	30-0869786
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5200 Tennyson Parkway, Suite 400, Plano, Texas
(Address of principal executive offices)

Registrant’s telephone number, including area code:	469-304-9400

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange in which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 21, 2023, Sharing Service Global Corporation (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). As of the close of business on July 28, 2023, the record date for the Annual Meeting, 376,328,885 shares of the Company’s Class A Common Stock (the “Common Stock”); 3,100,000 shares of the Series A Preferred Stock (the “Series A”); and 3,220,000 shares of the Series C Preferred Stock (the “Series C”) were outstanding and entitled to vote.

At the Annual Meeting, the Company’s shareholders (consisting of holders of the Company’s Common Stock, Series A, and Series C): (i) elected each of Heng Fai Ambrose Chan and Frank D. Heuszel to serve as Class I directors for a four-year term or until their respective successors are elected and qualified, (ii) ratified the appointment by the board of directors of Ankit Consulting Services, Inc., Certified Public Accountants as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2024, and (iii) approved the Company to effect a reverse stock split of the Company’s authorized, issued and outstanding Common Stock, and the Company’s authorized, issued and outstanding preferred stock, par value $0.0001 per share, at a ratio equal to 1-for-700.

No other matters were proposed or voted on at the meeting.

The following table shows the vote tabulation for each of the matters voted upon by the shareholders and includes the holders of the Company’s Common Stock, Series A, and Series C, for this purpose voting as a single class:

Matter	All Votes Cast For	All Votes Cast Against/Withheld	Abstentions	Broker Non-votes
To elect Heng Fai Ambrose Chan to serve as a Class I director, until the Annual Meeting of Shareholders in 2027	200,236,879	3,518,228	1,483,434	0
To elect Frank D. Heuszel to serve as a Class I director, until the Annual Meeting of Shareholders in 2027(1)	201,443,901	3,354,963	439,678	0
To ratify the appointment of Ankit Consulting Services, Inc., Certified Public Accountants, as our Independent Registered Public Accounting Firm, for the fiscal year ending March 31, 2024	202,102,765	2,164,651	971,126	0
To approve a reverse stock split of the Company’s authorized, issued and outstanding common stock, par value $0.0001 per share, and the Company’s authorized, issued and outstanding preferred stock, par value $0.0001 per share, at a ratio equal to 1-for-700	199,018,797	5,250,031	969,715	0

(1)	As disclosed on the Company’s Current Report on Form 8-K on August 18, 2023, Mr. Heuszel resigned as a director of the Company on August 16, 2023.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2023	SHARING SERVICES GLOBAL CORPORATION

	By:	/s/ John Thatch
	Name:	John Thatch
	Title:	Chief Executive Officer and Vice Chairman of the Board of Directors

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